Exhibit 99.1

NANOPHASE TECHNOLOGIES CORPORATION AMENDED AND RESTATED

2006 STOCK APPRECIATION RIGHTS PLAN

The purpose of the Nanophase Technologies Corporation Amended and Restated 2006 Stock Appreciation Rights Plan (the “Plan”) is to attract and retain key employees and directors of Nanophase Technologies Corporation (the “Company”) and to align financial incentives of those individuals with the financial objectives of the shareholders. The Company believes that the Plan will encourage the key employees and directors to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders.

ARTICLE I

ADMINISTRATION OF THE PLAN

Section 1.1 Administration.

(a) Committee. The Plan shall be administered by the Compensation and Governance Committee of the Board of Directors (the “Committee”). The Committee shall consist of three or more persons appointed by the Company’s Board of Directors (the “Board”), all of whom shall be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, shall be “non-employee directors” as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall be “independent directors” as defined in NASDAQ Marketplace Rule 4200(15), as amended.

(b) Committee Authority and Determinations. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the timing and amount of the grants made to each such individual, the grant price, conditions relating to transferability or forfeiture, vesting or settlement of awards, the duration of any applicable restrictions or exercise periods, and any waiver, acceleration or expiration of such restrictions or exercise periods based in each case on such considerations as the Committee will determine including, but not limited to, a change in control, and (iii) make all determinations about any other matters under the Plan. The Committee shall have full power to administer the Plan, make factual determinations, and adopt or amend such rules, agreements and instruments for implementing the Plan and for conducting its business as it deems advisable, in its sole discretion. All the Committee’s determinations under the Plan shall be binding on anyone having any interest in the Plan or any grants under it. All the Committee’s powers shall be executed in the Company’s best interest, not as a fiduciary, and in keeping with the Plan’s objectives. The Committee’s determinations under the Plan need not be uniform as to similarly situated individuals.

Section 1.2 Grants. Awards under the Plan will consist only of grants of stock appreciation rights (“SARs”), as described in Article II (“Grants”). All Grants shall be subject to the terms and conditions stated herein and such other terms or conditions consistent with the Plan as the Committee deems appropriate and specifies in writing in a grant instrument (the “Grant Instrument”) or an amendment to it. The Committee shall approve the form and provisions of each Grant Instrument. Grants under the Plan need not be uniform among the grant recipients (the “Grantees”).

Section 1.3 Eligibility for Participation. All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and all directors shall be eligible to participate in the Plan.

ARTICLE II

STOCK APPRECIATION RIGHTS

Section 2.1 Exercise Price. The Committee shall establish the exercise price of the SAR at the time it is granted which shall be equal to the Fair Market Value (as defined in Section 2.4 below) of one share of the Company’s common stock, par value $0.01 (a “Share”).

Section 2.2 Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is an Employee or a director or during an applicable period after the Employee’s or the director's separation from service as specified in the Grant Instrument. No SAR may be exercised by an executive officer or director of the Company or any of its subsidiaries who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

Section 2.3 Value of SARs. When a Grantee exercises a SAR, the Grantee shall receive in settlement of such SAR an amount, payable in cash only, equal to the amount by which the Fair Market Value of a Share (as defined in Section 2.4 below) on the date of exercise of the SAR exceeds the exercise price of the SAR specified in the Grant Instrument.

Section 2.4 Fair Market Value of a Share. The “Fair Market Value per Share” shall be:

(a) If the Shares are publicly traded and the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the preceding date or, if there were no trades on that date, the latest preceding date upon which a sale was reported;

(b) If the Shares are publicly traded but the Shares are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of a Share on the preceding date, as reported on Nasdaq National Market or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines; or

(c) If the Shares are not publicly traded or, if publicly traded but the Shares have not been traded for 10 trading days, or the Shares are not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per Share shall be as reasonably determined in good faith by the Committee using reasonable valuation methods and procedures.

Section 2.5 Adjustments for Significant Events. If there is any change in the number or kind of outstanding Shares by reason of (a) a dividend, spin-off, recapitalization, split or combination or exchange of Shares, (b) a merger, reorganization or consolidation in which the Company is the surviving corporation, (c) a reclassification or change in par value, or (d) any other unusual event affecting the Company’s outstanding Shares as a class without the Company’s receiving consideration, the number of Shares covered by outstanding Grants and the exercise price of a SAR may be appropriately adjusted in the sole discretion of the Committee.

ARTICLE III

GENERAL MATTERS

Section 3.1 Amendment and Termination of the Plan. The Board may amend or terminate the Plan at any time in accordance with applicable law; provided that the Board may not amend the Plan without the approval of the shareholders, if such shareholder approval is required by applicable law or exchange rules. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or the amendment is required by applicable law. The termination of the Plan shall not impair the Committee’s authority over an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended pursuant to the Plan or agreement of the Company and the Grantee consistent with the Plan. The Plan shall be the controlling document. No other statements or representations, oral or written, may amend the Plan. The Plan shall be binding upon the Company, its successors and assigns.

Section 3.3 Miscellaneous.

(a) Funding. The Plan shall be unfunded. In no event shall interest be paid or accrued on any Grant or any unpaid installments of Grants.

(b) Rights of Participants. Nothing in the Plan shall entitle any Employee, director or other person to any Grant under the Plan. Neither the Plan nor any action taken under it shall give any individual any right to be retained or employed by the Company.

(c) Tax Withholding. The Company or any affiliate is authorized to withhold from any payment relating to a SAR or any payroll or other payment to a Grantee, amounts or withholding and other taxes due with respect to a SAR, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Grantee to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any SAR.

(d) Effective Date. The Plan shall be effective immediately upon approval by the Board.

(e) Grants Outside of the Plan. Nothing in the Plan shall limit the Company’s right to grant other compensation awards outside of this Plan.

(f) Compliance with Law. The Plan and the obligations of the Company to issue Grants shall be subject to all applicable laws and approvals required by any regulatory agency. With respect to persons subject to Section 16 of the Exchange Act, the Company intends that the Plan and all transactions under it comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with applicable law.

(g) Successors. All the Company’s obligations under the Plan and awards granted under it shall be binding on any successor to the Company, whether by direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all the business or assets of the Company.

(h) Governing Law. The validity, construction and effect of the Plan and Grant Instruments issued under it shall be governed in accord with the law of the State of Delaware.

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